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                                                                    Exhibit 99.D
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                                               DREMAN/CLAYMORE DIVIDEND & INCOME FUND

     THE TRUST WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. THE DESIGNATIONS, PREFERENCES AND RELATIVE,
PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR
RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS MAY BE MADE TO THE TRUST OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM -  as tenants in common               UNIF GIFT MIN ACT-         Custodian
                                                                                   -------------
          TEN ENT -  as tenants by the entireties                                  (Cust)(Minor)
          JT TEN -   as joint tenants with right             under Uniform Gifts to Minors Act
                     of survivorship and not as              ----------------------
                     tenants in common                               (State)

                               Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _____________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
                NUMBER OF ASSIGNEE
----------------------------------------------------

----------------------------------------------------


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                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)


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shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint


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Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated:_______________________________
                                                                                      X ____________________________________________

                                                                                      X ____________________________________________
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                                                                                                    NOTICE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST                                                                                                  CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON                                                                                              THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR,
     WITHOUT ALTERATION OR ENLARGEMENT OR ANY
          CHANGE WHATEVER.

Signature(s) Guaranteed


By
   -------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.
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                                               DREMAN/CLAYMORE DIVIDEND & INCOME FUND
                          UNINCORPORATED STATUTORY TRUST ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                                          (SEE REVERSE FOR CERTIFICATE INSTRUCTIONS)
COMMON SHARES OF BENEFICIAL INTEREST                                                                         CUSIP




         This
         CERTIFIES
         that




is the owner of


                    FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF THE PAR VALUE $0.01 PER
                                                              SHARE OF
                                               DREMAN/CLAYMORE DIVIDEND & INCOME FUND

transferrable on the books of the_______ by the holder hereof in person or by a duly authorized attorney upon surrendered of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the trust has caused this Certificate to be signed by the facsimile signatures of the duly authorized officers and to be sealed with the facsimile seal of the trust.

     Dated:

     ---------------------------------                                                         --------------------------------
            SIGNATURE TO COME                                  [SEAL]                                 SIGNATURE TO COME
     ---------------------------------                                                         --------------------------------
                SECRETARY                                                                          CHIEF EXECUTIVE OFFICER
     ---------------------------------                                                         --------------------------------
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
                                               DREMAN/CLAYMORE DIVIDEND & INCOME FUND
                          UNINCORPORATED STATUTORY TRUST ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                                          (SEE REVERSE FOR CERTIFICATE INSTRUCTIONS)
COMMON SHARES OF BENEFICIAL INTEREST                                                                         CUSIP




         This
         CERTIFIES
         that




is the owner of


               FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF THE PAR VALUE $0.01 PER SHARE OF
                                               DREMAN/CLAYMORE DIVIDEND & INCOME FUND
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transferrable on the books of the_______ by the holder hereof in person or by a duly authorized attorney upon surrendered of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the trust has caused this Certificate to be signed by the facsimile signatures of the duly authorized officers and to be sealed with the facsimile seal of the trust.

     Dated:

     ---------------------------------                                                         --------------------------------
            SIGNATURE TO COME                                  [SEAL]                                 SIGNATURE TO COME
     ---------------------------------                                                         --------------------------------
                SECRETARY                                                                          CHIEF EXECUTIVE OFFICER
     ---------------------------------                                                         --------------------------------
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